Filed Pursuant to Rule 497(a)
File No. 333-259455
Rule 482ad

Capital Southwest Corporation Closes Public Offering of 7.75% Notes due 2028
Underwriters Fully Exercise Option to Purchase Additional 7.75% Notes due 2028
Dallas, Texas June 14, 2023 - Capital Southwest Corporation (NASDAQ: CSWC) (“Capital Southwest”) (rated Baa3, Stable Outlook by Moody’s and BBB-, Stable Outlook by Fitch) today announced that it has closed an underwritten offering of $71,875,000 aggregate principal amount of its 7.75% notes due 2028 (the “Notes”). The total amount of Notes issued includes the underwriters’ full exercise of their option to purchase an additional $9,375,000 aggregate principal amount of the Notes to cover overallotments.
Capital Southwest received approximately $69.3 million in net proceeds from this offering, after deducting the underwriting discount and the estimated offering expenses payable by Capital Southwest. Capital Southwest intends to use the net proceeds from this offering to repay a portion of the outstanding indebtedness under its senior secured revolving credit facility.
The Notes bear interest at a rate of 7.75% per year, payable quarterly on February 1, May 1, August 1, and November 1, beginning August 1, 2023. The Notes will mature on August 1, 2028 and may be redeemed in whole or in part at Capital Southwest’s option on or after August 1, 2025.
Oppenheimer & Co. Inc., B. Riley Securities, Inc., Janney Montgomery Scott LLC and Ladenburg Thalmann & Co., Inc. served as joint book-running managers for this offering. InspereX LLC, William Blair & Company L.L.C. and ING Financial Markets LLC acted as co-managers for this offering.

Investors should carefully consider, among other things, Capital Southwest’s investment objective and strategies and the risks related to Capital Southwest and the offering before investing. The final prospectus supplement, dated June 7, 2023, and the accompanying prospectus, dated October 29, 2021, included therein, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about Capital Southwest and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction. The SEC has not approved or disapproved these securities or passed upon the adequacy of the prospectus relating to this offering. Any representation to the contrary is a criminal offense.

The Notes were sold pursuant to an effective shelf registration statement on Form N-2 (File No. 333-259455) that has been filed with, and has been declared effective by, the SEC. The offering was made only by means of a prospectus supplement and an accompanying prospectus, copies of which may be obtained for free by visiting the SEC’s website at www.sec.gov or from Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, by telephone at (212) 667-8055, or by email at FixedIncomeProspectus@opco.com.

About Capital Southwest
Capital Southwest Corporation (Nasdaq: CSWC) is a Dallas, Texas-based, internally managed business development company with approximately $1.2 billion in investments at fair value as of March 31, 2023. Capital Southwest is a middle market lending firm focused on supporting the acquisition and growth of middle market businesses with $5 million to $35 million investments across the capital structure, including first lien, second lien and non-control equity co-investments. As a public company with a permanent capital base, Capital Southwest has the flexibility to be creative in its financing solutions and to invest to support the growth of its portfolio companies over long periods of time.
Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of the federal securities laws, including statements with regard to Capital Southwest’s offering of the Notes, the expected net proceeds from the offering and the anticipated use of the net proceeds of the offering. Forward-looking statements are statements that are not historical statements and can often be identified by words such as “will,” “believe,” “expect” and similar expressions and variations or negatives of these words. These statements are based on management's current expectations, assumptions and beliefs. They are not guarantees of future results and are subject to numerous risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement. These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; changes in the interest rate environment and its impact on Capital Southwest’s business and its portfolio companies; regulatory changes; tax treatment; Capital Southwest’s ability to operate its wholly owned subsidiary, Capital Southwest SBIC I, LP, as a small business investment company; an economic downturn and its impact on the ability of Capital Southwest’s portfolio companies to operate and the investment opportunities available to it; the impact of supply chain constraints and labor shortages on Capital Southwest’s portfolio companies; and the elevated levels of inflation and its impact on Capital Southwest’s portfolio companies and the industries in which it invests.  Readers should not place undue reliance on any forward-looking statements and are encouraged to review the preliminary prospectus supplement, the accompanying prospectus and Capital Southwest’s other SEC filings for a more complete discussion of the risks and other factors that could affect any forward-looking statements. Except as required by the federal securities laws, Capital Southwest does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Investor Relations Contact:
Michael S. Sarner, Chief Financial Officer
214-884-3829